UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) April 24, 2008

PHH MORTGAGE TRUST, SERIES 2008-CIM1 (Exact name of Issuing Entity as specified in its charter)
ACE SECURITIES CORP. (Exact name of Depositor as specified in its charter)
CHIMERA INVESTMENT CORPORATION (Exact name of Sponsor as specified in its charter)
ACE SECURITIES CORP. (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-141008-13 (Commission File Number)	56-2088493 (IRS Employer ID Number)
6525 Morrison Boulevard, Suite 318 Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(704) 365-0569
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The Registrant registered issuances of its PHH Mortgage Trust, Series 2008-CIM1, Mortgage Backed Notes, Series 2008-CIM1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-141008) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant offered $583,254,000 aggregate principal amount of Class I-1A-1, Class I-1A-2, Class I-2A-1, Class I-2A-2, Class I-3A-1, Class I-3A-2, Class I-4A-1, Class I-4A-2, Class II-1A-1, Class II-1A-2, Class II-2A-1 and Class II-2A-2 Notes of its PHH Mortgage Trust, Series 2008-CIM1, Mortgage Backed Notes, Series 2008-CIM1 on April 24, 2008.

The Notes were issued pursuant to an Indenture (the “Indenture”), attached hereto as Exhibit 4.1, dated as of April 24, 2008, by and among PHH Mortgage Trust, Series 2008-CIM1, as issuer (the “Issuer”), HSBC Bank USA, National Association, as indenture trustee (the “Indenture Trustee”) and Wells Fargo Bank, N.A., as securities administrator (in such capacity, the “Securities Administrator”).  The “Notes” consist of the following classes:  Class I-1A-1, Class I-1A-2, Class I-2A-1, Class I-2A-2, Class I-3A-1, Class I-3A-2, Class I-4A-1, Class I-4A-2, Class II-1A-1, Class II-1A-2, Class II-2A-1 and Class II-2A-2 Notes.

In addition to the Indenture, in connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Administration Agreement, dated as of April 24, 2008 (the “Administration Agreement”), among the issuer, the indenture trustee, the securities administrator, LaSalle National Trust Delaware, as owner trustee (the “Owner Trustee”) and ACE Securities Corp., as depositor (in such capacity, the “Depositor”), (b) the Sale and Servicing Agreement, dated as of April 1, 2008 (the “Sale and Servicing Agreement”), among the issuer, depositor, Chimera Investment Corporation, as seller, Wells Fargo Bank, N.A., as securities administrator and master servicer (in such capacity, the “Master Servicer”) and the indenture trustee, (c) the Assignment, Assumption and Recognition Agreement, dated as of April 1, 2008 (the “Assignment, Assumption and Recognition Agreement”), among Chimera Investment Corporation, as assignor, PHH Mortgage Corporation, as seller and as servicer and ACE Securities Corp., as assignee, (d) the Amended and Restated Trust Agreement, dated as of April 24, 2008 (the “Amended and Restated Trust Agreement”), among the depositor, owner trustee and securities administrator and (e) the Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of December 14, 2007 (the “Mortgage Loan Flow Purchase, Sale and Servicing Agreement”), by and between Chimera Investment Corporation, as purchaser and PHH Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust, as sellers. Capitalized terms used herein and not otherwise defined should have the meanings assigned to them in the Sale and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)   Shell Company Transactions:

Not applicable

 (d)  Exhibits:

Exhibit No.

Description

4.1

Indenture, dated as of April 24, 2008, by and among the Issuer, the Indenture Trustee and the Securities Administrator.

4.2

Administration Agreement, dated as of April 24, 2008, by and among the Issuer, the Indenture Trustee, the Securities Administrator, the Owner Trustee and the Depositor.

4.3

Sale and Servicing Agreement, dated as of April 1, 2008, by and among the Issuer, Depositor, Chimera Investment Corporation, as seller, the Indenture Trustee, the Master Servicer and the Securities Administrator.

4.4

Assignment, Assumption and Recognition Agreement, dated as of April 1, 2008, by and among Chimera Investment Corporation, as assignor, PHH Mortgage Corporation, as seller and as servicer and ACE Securities Corp., as assignee.

4.5

Amended and Restated Trust Agreement, dated as of April 24, 2008, by and among the Depositor, Owner Trustee and Securities Administrator.

4.6

Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of December 14, 2007, by and between Chimera Investment Corporation, as purchaser and PHH Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust, as sellers.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE SECURITIES CORP.

By: /s/Evelyn Echevarria

Name: Evelyn Echevarria

Title:  Vice President

By: /s/ Doris J. Hearn

Name: Doris J. Hearn

Title:  Vice President

Dated: May 9, 2008

EXHIBIT INDEX

    Exhibit No.

Description

Page No.

4.1

Indenture, dated as of April 24, 2008, by and among the Issuer, the Indenture Trustee and the Securities Administrator.

4.2

Administration Agreement, dated as of April 24, 2008, by and among the Issuer, the Indenture Trustee, the Securities Administrator, the Owner Trustee and the Depositor.

4.3

Sale and Servicing Agreement, dated as of April 1, 2008, by and among the Issuer, Depositor, Chimera Investment Corporation, as seller, the Indenture Trustee, the Master Servicer and the Securities Administrator.

4.4

Assignment, Assumption and Recognition Agreement, dated as of April 1, 2008, by and among Chimera Investment Corporation, as assignor, PHH Mortgage Corporation, as seller and as servicer and ACE Securities Corp., as assignee.

4.5

Amended and Restated Trust Agreement, dated as of April 24, 2008, by and among the Depositor, Owner Trustee and Securities Administrator.

4.6

Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of December 14, 2007, by and between Chimera Investment Corporation, as purchaser and PHH Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust, as sellers.